Exhibit 10.18

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ROYALTY TRANSFER AGREEMENT

This Royalty Transfer Agreement (the “Agreement”) is made and entered into as of March 31, 2016 (the “Effective Date”), by and between Oncorus, Inc., a Delaware corporation (the “Company”), MPM Oncology Charitable Foundation, Inc., a Massachusetts charitable foundation (the “MPM Charitable Foundation”) and the UBS Optimus Foundation, a Swiss charitable foundation (“Optimus,” and together with the MPM Charitable Foundation, the “Charitable Foundations”).

WHEREAS, certain investors of the Company have requested that the Company enter into this Agreement providing for the transfer of 1.0% of Net Sales on the term and conditions outlined below; and

WHEREAS, the Company is willing to enter into this Agreement in connection with such request.

NOW, THEREFORE, the Company, the MPM Charitable Foundation and Optimus agree as follows:

Section 1: Definitions

Definitions. The following terms, as used herein, have the following meanings:

“Affiliate” shall mean any legal entity (such as a corporation, partnership, limited liability company, etc.) that is directly or indirectly controlled by, or is under common control of the Company. For the purposes of this definition, “control” shall mean direct or indirect (i) beneficial ownership of at least 50% of the voting securities of a legal entity, or (ii) a 50% or greater interest in the net assets or profits of a legal entity.

“Bad Debt” shall mean any amounts booked as such on the Company’s financial statements, prepared in accordance with GAAP.

“Company Products” shall mean [***].    Further, notwithstanding anything to the contrary herein, for the avoidance of doubt, Company Products shall not include [***].

“End of the Year” shall mean December 31 of a given calendar year.

“Licensee” shall mean any party that is not an Affiliate that has been granted a license to the Company Products.

“Net Sales” means [***]

“Company IP” shall mean (a) any invention discovered or developed and/or (b) any patents and/or patent applications in each case which is in whole or in part developed by, or otherwise becomes owned or controlled by, the Company.

“Post-IPO IP” shall mean Company IP that, in the case of (a) that was discovered or developed, or in the case of (b) that has a priority date, after an initial public offering of the Company’s common stock pursuant to an effective registration statement under the Securities Act of 1933.

“Pre-Acquisition IP” shall mean Company IP that, in the case of (a) that was discovered or developed, or in the case of (b) that has a priority date, prior to an Acquisition of the Company.

Section 2: Payments/Termination

2.1 Payments to MPM Charitable Foundation. Within [***] of the End of the Year, the Company agrees to pay to the MPM Charitable Foundation [***]% of all global Net Sales of any Company Products received by the Company, its Licensor its Affiliates during the prior calendar year. The Company’s payment obligations to the MPM Charitable Foundation under this Section 2.1 shall terminate immediately upon the winding up or dissolution of the MPM Charitable Foundation.

2.2 Payments to Optimus. Within [***] of the End of the Year, the Company agrees to pay to Optimus [***]% of all global Net Sales of any Company Products received by the Company, its Licensees or its Affiliates during the prior calendar year. The Company’s payment obligations to Optimus under this Section 2.2 shall terminate immediately upon the expiration or termination of the Contribution Agreement relating to the Quality and Access Initiative for Health in Resource Poor Settings between Optimus and Oncology Impact Fund (Cayman) Management L.P. (“OIF Management”).

2.3 Termination/Step-Down. Notwithstanding the foregoing, Company’s obligation to pay royalties under Section 2.1 and 2.2 for a Company Product shall terminate on a country-by-country basis upon the later of (i) the date that is the twelfth (12th) anniversary of the first commercial sale of that Company Product in such country, and (ii) the expiration of the last to expire valid patent claim of any Pre-Acquisition IP (other than Post-IPO IP) covering such Company Product in such country (the “Royalty Term”). If the Royalty Term pursuant to clause (i) of this Section 2.3 exceeds the Royalty Term pursuant to clause (ii), the royalty rates under Sections 2.1 and 2.2 shall each be reduced by [***]% for the remainder of the Royalty Term, such that the new royalty rates under Section 2.1 and 2.2 shall be [***]% each for the remainder of the Royalty Term. If MPM Oncology Impact Management GP, LP ceases for any reason to serve as the general partner for the OIF Management, then this Agreement shall terminate immediately.

Section 3: Miscellaneous

3.1 Binding Agreement and Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. The Company may not transfer, assign or sell any rights with respect to any Company Products without securing from the transferee, assignee or acquirer, as the case may be, an acknowledgement of its continuing obligations under this Agreement. The Charitable Foundations may not assign any of their rights or obligations under this Agreement to any individual or entity without the express written prior consent of the Company.

3.2 Entire Agreement, Headings, and Modification. This Agreement contains the entire understandings of the parties with respect to the subject matter herein, and supersedes all previous agreements (whether oral or written), negotiations, and discussions. The descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof. Any modifications or amendments to this Agreement must be made in writing and signed by both parties.

3.3 Choice of Law. This Agreement shall be construed, governed, interpreted, and applied in accordance with the laws of the Commonwealth of Massachusetts, exclusive of its conflicts of law provisions. Any unresolved controversy or claim arising out of or relating to this Agreement shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within 30 days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in licensing and royalty transactions who is chosen by the AAA. The arbitration shall take place in Boston, Massachusetts, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof.

3.4 Waiver. The waiver by any party of the breach of any covenant or provision in this Agreement shall not operate or be construed as a waiver of any subsequent breach by such party.

3.5 Severability. In the event a court of competent jurisdiction declares any term or provision of this Agreement to be invalid or unenforceable for any reason, this Agreement will remain in full force and effect, and either: (a) the invalid or unenforceable provision(s) will be modified to the minimum extent necessary to make such provision(s) valid and enforceable; or (b) if such a modification is not possible, this Agreement will be interpreted as if such invalid or unenforceable provision(s) were not a part of this Agreement.

3.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which will constitute one and the same instrument, and will be an original of this Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto through their duly authorized officers as of the Effective Date.

ONCORUS, INC.

By:	/s/ Mitchell Finer
Name: Mitchell Finer
Title: President

ROYALTY TRANSFER AGREEMENT

MPM ONCOLOGY CHARITABLE
FOUNDATION, INC.

By:	/s/ Ansbert Gadicke

Name: Ansbert Gadicke
Title: President

UBS OPTIMUS FOUNDATION

By:

Name:
Title:

Name

on behalf of
MPM ONCOLOGY IMPACT MANAGEMENT GP LLC in its capacity as general partner of
MPM ONCOLOGY IMPACT MANAGEMENT LP in its capacity as general partner of
ONCOLOGY IMPACT FUND (CAYMAN) MANAGEMENT L.P. in its capacity as general partner of
UBS ONCOLOGY IMPACT FUND L.P.

ROYALTY TRANSFER AGREEMENT

MPM ONCOLOGY CHARITABLE
FOUNDATION, INC.

By:
Name: Ansbert Gadicke
Title: President

UBS OPTIMUS FOUNDATION

By:	/s/ Phyllis K. Castanta
Name: Phyllis K. Castanta
Title: CEO
and:	/s/ Kevin Schumacher
Name: Kevin Schumacher
Title: Business Manager

ROYALTY TRANSFER AGREEMENT